PROSPECTUS SUPPLEMENT DATED MARCH 12, 2004
                                       FOR
         VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                       NATIONWIDE LIFE INSURANCE COMPANY,
                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY,
                NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA, OR
                 NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

From time to time, certain sub-accounts that are (or were) available in your contract/policy will become unavailable to receive reallocations, transfers, or subsequent payments.

Effective May 1, 2004, if you request a reallocation, transfer, or submit a subsequent payment to a sub-account that is unavailable, and there is a replacement sub-account (i.e., a redemption fee sub-account of the same portfolio), the reallocation, transfer, or subsequent payment will be applied to the replacement sub-account. If no replacement sub-account is available, the reallocation, transfer, or subsequent payment will be applied to the money market sub-account.

You are free to reallocate deposits and change future allocations in accordance with the terms of your contract/policy.